Fees Summary	Feb. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 696,253,244.62
Previously Paid Amount	0
Total Fee Amount	106,596.38
Total Offset Amount	0
Net Fee	$ 106,596.38